Quality endures. Second Quarter 2014 UMB Financial Exhibit 99.2

Cautionary Notice about Forward-Looking Statements

This presentation contains, and our other communications may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our Annual Report on
Form 10-K for the year ended December 31, 2013, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the
Securities and Exchange Commission (SEC). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-
looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Quarterly Report on Form 10-Q, Current
Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.

Earnings Summary
$ in thousands, except per-share data; unaudited

2Q14 1Q14 2Q13 vs. 1Q14 vs. 2Q13
Net Interest Income 86,170 $      85,445 $      82,327 $      0.8          4.7
Noninterest Income 134,001       122,964       113,585       9.0          18.0
Total Revenue 220,171       208,409       195,912       5.6          12.4
Noninterest Expense 166,511       172,241       150,311       (3.3)         10.8
Operating Income 53,660         36,168        45,601        48.4        17.7
Provision for loan losses 5,000          4,500          5,000          11.1        -
Income before Taxes 48,660         31,668        40,601        53.7        19.8
Income Tax Expense 13,988         8,255          10,672        69.4        31.1
Net Income 34,672 $      23,413 $      29,929 $      48.1        15.8
Diluted EPS 0.76 $         0.52 $         0.74 $         46.2 2.7
Dividends per share 0.225          0.225          0.215          -          4.7
WASO 44,823,370 44,742,068 39,966,869 0.2 12.2
% variance

Net Interest Income 4 +4.7% Net Interest Income 2Q’14 vs. 2Q’13 • Increased loan balances

54.7%
15.4%
12.8%
4.9%
4.8%
2.6%
2.3%
1.9%
0.6%
Bankcard Fees
Noninterest Income Highlights
5 Year
CAGR
20.7%
Trust & Securities Processing Revenue
Trust & Securities Processing Composition:
Equity Earnings/Alternatives
Trading & Investment Banking
Other
Deposit Service Charges
Trust & Securities Processing
Brokerage Fees
Gains on Sale of Securities
$73.4 million in 2Q14
Primary components:
•$33.8M – Institutional Investment Management
•$22.4M – Asset Servicing
•$17.2M – Bank (Institutional & Personal Investment Mgmt)
Insurance Fees

NI
Expense
5yr
CAGR
7.0%
0%
20%
40%
60%
80%
100%
$40
$60
$80
$100
$120
$140
$160
$180
Salary/Benefit Expense Noninterest Income
Total Noninterest Expense Coverage Ratio*
Noninterest Expense
Noninterest expense increased 10.8% to $166.5 million vs. 2Q’13
• Salary and benefit expense increased $6.0 million or 7.1% compared to 2Q’13
• Added $5.3 million in expense for a contingency reserve related to Prairie Capital Management in 2Q’14
• Expense for contingent consideration liabilities on acquisitions was $805 thousand in 2Q’14 compared to just $12 thousand a year ago
Salary
5yr
CAGR
8.5%
NI
Income
5yr
CAGR
11.6%
Managed FTE Costs; Growing Noninterest Income

* Noninterest Income/Noninterest Expense
Demonstrating Operating
Leverage

Select Balance Sheet Items

$ in thousands, average balances; unaudited
vs. 1Q14 vs. 2Q13
Avg. Balance Avg. Balance Avg. Balance
Assets
Loans, net of unearned interest 6,897,840 $   3.51       6,678,932 $   3.58       6,158,821 $   3.69       3.3 12.0
Total securities 6,940,448      1.97       6,997,052      1.98       7,091,118      1.95       (0.8) (2.1)
Total earning assets 14,526,859    2.63       15,438,211    2.48       13,777,533    2.67       (5.9) 5.4
Allowance for loan losses (75,929)         (74,997)         (70,004)         1.2 8.5
Total assets 15,618,192 $ 16,504,251 $ 14,875,428 $ (5.4) 5.0
Liabilities and Shareholders' Equity
Interest-bearing deposits 7,126,614 $   0.17       7,968,400 $   0.16       6,943,399 $   0.19       (10.6) 2.6
Total interest-bearing liabilities 8,725,371      0.17       9,641,869      0.15       8,796,109      0.18       (9.5) (0.8)
Noninterest-bearing demand deposits 5,152,980      5,167,513      4,636,240      (0.3) 11.1
Shareholders' Equity 1,585,612      1,547,722      1,289,852      2.4 22.9
Total liabilities and shareholders' equity 15,618,192 $ 16,504,251 $ 14,875,428 $ (5.4) 5.0
Net interest spread 2.46 2.33 2.49
Net interest margin 2.53 2.39 2.56
% variance
2Q14 1Q14 2Q13
Avg Yield
/ Rate %
Avg Yield
/ Rate %
Avg Yield
/ Rate %

Consistent Loan Growth 5 Year CAGR 9.2% 8 Average Net Loans & Loan Yields

47.5%
29.0%
14.5%
2.0%
7.0%
Average Balance, AFS:
$6.7 billion
Average Yield:
1.90%
Investment Mix
Securities Available for Sale,
At June 30, 2014
Agencies
High Quality Investment Portfolio

Securities Gains $ in thousands
2Q13 1,519 $
3Q13 1,140 $
4Q13 (10) $
1Q14 1,470 $
2Q14 2,569 $
Duration/Life
(in months)
at 06/30/14 at 03/31/14
Avg. Life Total 46.93 46.66
Duration Total 42.55 43.03
Roll off Purchased
($ millions) Yield ($ millions) Yield
3Q13 $265 1.85% $77 1.02%
4Q13 $308 2.04% $355 0.64%
1Q14 $528 1.53% $618 1.26%
2Q14 $275 2.23% $560 1.35%
Scheduled Cash Flow
3Q14 $226 1.91%
Next 12 months
$1,042 2.01%
CDs & Corporates
Municipals
Mortgage-Backed Securities
Treasuries
AFS Portfolio Statistics

73.50%
70.77%
73.64%
79.67%
73.32%
2.56%
2.61%
2.51%
2.39%
2.53%
2Q'13 3Q'13 4Q'13 1Q'14 2Q'14
Efficiency Ratio Net Interest Margin
9.31%
10.84%
9.08%
6.13%
8.77%
0.81%
0.92%
0.89%
0.58%
0.89%
2Q'13 3Q'13 4Q'13 1Q'14 2Q'14
Return on Avg Equity Return on Avg Assets
Key Metrics
Credit Quality
$ in thousands
Performance Metrics
$3,234 $3,209
$4,187
$3,737
$3,713
0.21%
0.20%
0.26%
0.23%
0.22%
2Q'13 3Q'13 4Q'13 1Q'14 2Q'14
Net Charge-offs NCOs/Avg Loans
Net Charge-Offs
$25,489
$31,260
$30,706
$30,153
$27,175
0.40%
0.48%
0.47%
0.45%
0.39%
2Q'13 3Q'13 4Q'13 1Q'14 2Q'14
Nonperforming Loans NPLs/Loans
Nonperforming Loans
ROAE/ROAA Efficiency Ratio/NIM

Business Segment Updates

Net loans grew for the 17
th
consecutive
quarter, increasing by 9.2% to $6.8 billion
UMB presence in Texas has expanded into
Fort Worth with a new office and a team of
commercial lenders
Private banking loan demand strong, with
loan balances increasing 27.3% to $359.8
million vs. a year ago
Bank
2
nd
Quarter 2014 Highlights
$8.3
$9.5
$
10.3
$
11.6
$12.3
33.5%
33.7%
40.0%
40.0%
42.0%
2Q'10 2Q'11 2Q'12 2Q'13 2Q'14
Interest Bearing Non-Interest Bearing
Average Net Loans
$ in billions
Average Deposits
$ in billions
5 yr
CAGR
10.1%
$4.4
$4.7
$5.2
$6.2
$6.9
2Q'10 2Q'11 2Q'12 2Q'13 2Q'14
5 yr
CAGR
9.2%

Bank Operating Results $ in 000s, unaudited
3 mos Ended
March 31, Y/Y LQ
2014 2013 2014
Net interest income 72,481 $   70,558 $   71,121 $      2.7% 1.9%
Provision for loan losses 2,686 1,628 2,426 65.0% 10.7%
Noninterest income 56,006 46,436 47,420 20.6% 18.1%
Noninterest expense 100,928 92,540 107,753 9.1% -6.3%
NI before taxes 24,873 22,826 8,362 9.0% 197.5%
Income tax expense 7,211 6,035 1,942 19.5% 271.3%
Net income 17,662 $   16,791 $   6,420 $        5.2% 175.1%
pre-tax profit margin 19.4% 19.5% 7.1%
3 mos Ended % Change
June 30,

Bank - Lending

Diverse Loan Book
(Actual Loan Balances at June 30)
45.4%
54.8%
28.3%
25.0%
10.6%
$5.3B
$6.9B
8.7%
8.7%
$6.3B
6.1%
4.3%
4.3%
2.7%
$4.7B
1.1%
2Q'11 2Q'12 2Q'13 2Q'14
Commercial & Industrial* Commercial Real Estate Home Equity Credit Card Consumer Real Estate Consumer - Other
*includes C&I and real estate construction and leases

Bank - Deposits
Diverse Sources of Deposits
(Average Deposits for Three Months Ended June 30)

29.3%
34.4%
35.6%
26.0%
11.8%
9.9%
6.0%
7.0%
7.2%
6.8%
2.8%
6.2%
4.2%
3.1%
5.1%
4.6%
$9.5
$10.3
$11.6
$12.3
2Q'11 2Q'12 2Q'13 2Q'14
Commercial/Treasury Mgmt Consumer Banking Asset Servicing
Private Wealth Mgmt Institutional Asset Mgmt Healthcare Svcs
Small Business Banking Inst. Banking & Investor Services

Bank – Commercial Banking
High Growth Regions
2Q’14 vs. 2Q’13
Commercial Loans By Region
Loan Balances
$ in billions, Average C&I and CRE Loan Balances for Three Months Ended June 30
5 yr
CAGR
10.6%

47.7%
46.0%
43.9%
43.3%
42.1%
0%
50%
100%
2Q'10 2Q'11 2Q'12 2Q'13 2Q'14
KC CO STL Greater MO KS OK AZ NE TX

Bank – Private Wealth Mgmt. & Consumer Banking

Assets Under Management
$ in billions
$921
$1,004
$1,123
$1,194
$1,296
$452
$486
$549
$550
$584
49.1%
48.4%
48.8%
46.1%
45.1%
2Q '10 2Q '11 2Q '12 2Q '13 2Q '14
Commitments Balances Utilization
Home Equity Lines of Credit
$ in billions
$7.4B
$7.6B
$8.8B
$10.2B
$10.9B
$11.3B

$26.3
$29.3
$31.2
$32.2
$32.4
2Q'13 3Q'13 4Q'13 1Q'14 2Q'14
Institutional Investment Management

Total Scout Assets Under Management
$ in billions
2
nd
Quarter 2014 Highlights
AUM increased 23.1% to $32.4 billion
compared to 2Q’13
Launched the Unconstrained Bond
strategy UCITS during the quarter.
Assets in this vehicle grew to $82
million within the first three months.
Institutional Investment Management Operating Results $ in 000s, unaudited
3 mos Ended
March 31, Y/Y LQ
2014 2013 2014
Net Interest income (1) $          (10) $        (2) $             90.0% 50.0%
Noninterest income 33,999 29,155 34,095 16.6% -0.3%
Noninterest expense 22,111 18,856 25,894 17.3% -14.6%
NI before taxes 11,887 10,289 8,199 15.5% 45.0%
Income tax expense 3,375 2,708 2,184 24.6% 54.5%
Net income 8,512 $     7,581 $    6,015 $        12.3% 41.5%
pre-tax profit margin 35.0% 35.3% 24.0%
June 30,
% Change 3 mos Ended

AUM Drivers $ in millions $230.7 $996.1 Total Change ($millions) $32,394.3 $32,163.5 Total AUM ($millions) $567.3 $26,314.1 Institutional Investment Management 18 $2,994.8 $29,308.9 $1,858.5 $31,167.4

Total AUM $32.4B $19.7B $23.5B Institutional Investment Management 19 $31.2B $32.2B

34.4%
25.5%
19.3%
11.4%
5.1%
4.4%
AUM by Strategy – As of 2Q’14
Equity Strategies
International
Mid Cap
International ADR
Emerging Markets
Global
Small Cap
Other:

Fixed Income Strategies
Core Plus
Low Duration
Long Duration
Core
Intermediate
Unconstrained
Global Aggregate
Real Return
Equity Fixed Income
55%
45%
63.3%
31.6%
3.1%
1.8%
0.2%
Other:

Payment Solutions
Total Card Purchase Volume & Interchange Revenue
2
nd
Quarter 2014 Highlights

Durbin
effective
Credit and debit card purchase volume
increased 27% to $2.2 billion vs. 2Q’13
HSA deposits and assets grew by
38.2% to $823.7 million vs. 2Q’13
1.4 million HSA/FSA accounts were
added in the last 12 months; now stand
at 4.6 million accounts
Payment Solutions Operating Results $ in 000s, unaudited
3 mos Ended
March 31, Y/Y LQ
2014 2013 2014
Net interest income 12,390 $   11,192 $   12,388 $     10.7% 0.02%
Provision for loan losses 2,314 3,372 2,074 -31.4% 11.6%
Noninterest income 21,219 18,640 20,235 13.8% 4.9%
Noninterest expense 24,603 21,850 21,015 12.6% 17.1%
NI before taxes 6,692 4,610 9,534 45.2% -29.8%
Income tax expense 1,910 1,203 2,609 58.8% -26.8%
Net income 4,782 $     3,407 $     6,925 $       40.4% -30.9%
pre-tax profit margin 19.9% 15.5% 29.2%
% Change
June 30,
3 mos Ended

Payment Solutions 22 Healthcare Purchase Volume Trends $millions * Interchange revenue from Healthcare cards divided by purchase volume on Healthcare cards

Asset Servicing
2
nd
Quarter 2014 Highlights

Assets Under Administration
$billions
AUA increased 23.7% over the past 12
months to $207.9 billion
80 new alternative servicing clients were
added during the 2
nd
quarter, increasing
assets in that business by 15.5%
UMB Fund Services was again
recognized as a “Best Place to Work” in
Milwaukee
Asset Servicing Operating Results $ in 000s, unaudited
3 mos Ended
March 31, Y/Y LQ
2014 2013 2014
Net interest income 1,300 $     587 $        1,938 $       121.5% -32.9%
Noninterest income 22,777 19,354 21,214 17.7% 7.4%
Noninterest expense 18,869 17,065 17,579 10.6% 7.3%
NI before taxes 5,208 2,876 5,573 81.1% -6.5%
Income tax expense 1,492 726 1,520 105.5% -1.8%
Net income 3,716 $     2,150 $     4,053 $       72.8% -8.3%
pre-tax profit margin 21.6% 14.4% 24.1%
% Change
June 30,
3 mos Ended

Asset Servicing 24

Building a company for the next 100 years. UMB Financial Second Quarter 2014